UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 14, 2005

PacificNet Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-24985       91-2118007
(Commission File Number)     (IRS Employer Identification No.)

23/F, Tower A, Timecourt
No. 6 Shugang Xili
Chaoyang District
Beijing, China 100028

(Address of principal executive offices and zip Code)

011-852-2876-2900

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

In a Current Report on Form 8-K filed by the Registrant on December 20, 2005, the Registrant announced the purchase of a 51% interest in Lion Zone Holdings Limited, the parent company of Shenzhen GuHaiGuanChao Investment Consultant Company Limited (“ChinaGoHi”), a wholly-owned foreign enterprise (WOFE) registered in China and a provider of DRTV infomercial marketing company for financial advisory services in China. This Form 8-K/A is being filed to include the financial statements required by Item 9.01 of Form 8-K, including the audited financial statements of Lion Zone Holdings and its Subsidiary (ChinaGoHi) as of and for the years ended December 31, 2004 and 2003, and to include the pro forma financial information of the Registrant and Lion Zone Holdings and its Subsidiary (ChinaGoHi) as of September 30, 2005 and for the nine month period ended September 30, 2005 and the year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of Lion Zone Holdings Limited and  Subsidiary - For the Years Ended December 31, 2004 and 2003

(1) Report of Independent Registered Public Accounting Firm

(2) Consolidated Balance Sheets

(3) Consolidated Income Statements

(4) Consolidated Statements of Changes in Stockholders’ Equity

(5) Consolidated Statements of Cash Flows

(6) Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

Pro Forma Financial Statements of PacificNet Inc and Lion Zone Holdings Limited and Subsidiary

(1) Notes to the Pro Forma Financial Statements

(2) Pro Forma Consolidated Balance Sheet at September 30, 2005

(3) Pro Forma Consolidated Income Statements fro the Nine Months Ended September 30, 2005

(4) Pro Forma Consolidated Income Statements for the Year Ended December  31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacificNet Inc.

Dated: December 7, 2006	By:	/s/ Victor Tong

Name: Victor Tong Title: President

EXHIBIT INDEX

Exhibit No.	Description
9.01(a)

Audited Financial Statements of Lion Zone Holdings Limited and Subsidiary - For the Years Ended December 31, 2004 and 2003

(1) Report of Independent Registered Public Accounting Firm

(2) Consolidated Balance Sheets

(3) Consolidated Income Statements

(4) Consolidated Statements of Changes in Stockholders’ Equity

(5) Consolidated Statements of Cash Flows

(6) Notes to Consolidated Financial Statements

9.01(b)

Pro Forma Financial Statements of PacificNet Inc and Lion Zone Holdings Limited and Subsidiary

(1) Notes to the Pro Forma Financial Statements

(2) Pro Forma Consolidated Balance Sheet at September 30, 2005

(3) Pro Forma Consolidated Income Statements fro the Nine Months Ended  September 30, 2005

(4) Pro Forma Consolidated Income Statements for the Year Ended December  31, 2004

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